UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)       NOVEMBER 15, 2004
                                                --------------------------------



                              HOLLYWOOD MEDIA CORP.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




FLORIDA                                 0-22908                 65-0385686
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(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
OF INCORPORATION)                                        IDENTIFICATION NO.)



2255 GLADES ROAD, SUITE 221A, BOCA RATON, FLORIDA             33431
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                  (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE            (561) 998-8000
                                                    ----------------------------


                                NOT APPLICABLE
                                --------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The following information is furnished pursuant to Item 2.02 of Form 8-K.

On November 15, 2004, we issued a press release announcing Hollywood Media's financial results for the third quarter of 2004, which is furnished herewith as
Exhibit 99.1 hereto.

The information in this Item 2.02 of this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (C)      EXHIBITS.

                  The following exhibits are filed in connection with the disclosure pursuant to Item 2.02 of this Form 8-K.

                  99.1 Press Release of Hollywood Media Corp. dated November 15, 2004 ("Hollywood Media Corp. Reports Financial Results for the Third Quarter of 2004").

                                       2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          HOLLYWOOD MEDIA CORP.


                           By: /s/ Mitchell Rubenstein
                              ------------------------
                               Mitchell Rubenstein
                             Chief Executive Officer


Date:  November 15, 2004